UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/07/2014

Identive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-29440

Delaware	77-0444317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

39300 Civic Center Drive, Ste 160
Fremont, CA 94538
(Address of principal executive offices, including zip code)

949-250-8888
(Registrant’s telephone number, including area code)

1900-B Carnegie Avenue
Santa Ana, CA 92705
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

On April 7, 2014, Identive Group, Inc. (the "Company"), at the direction of the Audit Committee of the Company's Board of Directors, appointed BDO USA, LLP ("BDO"), an independent registered public accounting firm, as the Company's independent auditor for the fiscal year ending December 31, 2014. The engagement of BDO was the result of the Company's decision to move its corporate finance activities from its office in Ismaning, Germany to its headquarters in California. The appointment of BDO effectively dismissed Ernst & Young GmbH Wirtschaftspruefungsgesellschaft ("EY") as the Company's independent registered public accounting firm as of April 7, 2014. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by EY.

The reports of EY on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, other than to indicate that there was substantial doubt as to the Company's ability to continue as a going concern. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 and through the filing date of this Current Report on Form 8-K, there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in their report. There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) during the two fiscal years ended December 31, 2013 and 2012.

The Company has provided a copy of the disclosures in this Current Report on Form 8-K to EY and requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the statements made by the Company set forth above. A copy of EY's letter, dated April 11, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company's two most recent fiscal years ended December 31, 2013 and through the date of BDO's engagement, the Company did not consult with BDO on matters that involved (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and BDO did not provide either a written report or oral advice to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K).

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

        Exhibit No.                Description
        16.1                Letter from Ernst & Young GmbH Wirtschaftspruefungsgesellschaft to the Securities and Exchange Commission dated April 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identive Group, Inc.

Date: April 11, 2014	By:	/s/ Brian Nelson
Brian Nelson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-16.1	Letter from Ernst & Young GmbH Wirtschaftspruefungsgesellschaft to the Securities and Exchange Commission dated April 11, 2014.